SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) November 12, 2004

                               GLOBAL SIGNAL INC.
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
         (State or other jurisdiction of incorporation or organization)

                        Commission File Number 001-32168

                                   65-0652634
                      (I.R.S. Employer Identification No.)

                            301 North Cattlemen Road
                                   Suite 300
                               Sarasota, Florida
                    (Address of principal executive offices)

                                     34232
                                   (Zip Code)

                                 (941) 364-8886
                        (Registrant's telephone number)

                                 Not Applicable
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01.  COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

         On November 12, 2004, Global Signal Inc. (the "Company"), through its wholly-owned subsidiary, Pinnacle Towers Acquisition LLC, completed the acquisition of all outstanding membership interests of VSS-GoldenState, LLC ("GoldenState") for an aggregate purchase price of $64.9 million, including estimated fees and expenses, pursuant to the previously disclosed purchase agreement. The acquisition includes 207 wireless communications towers that are located primarily in California, Oregon, Idaho, Washington and Arizona. No prior material relationship existed between GoldenState and the Company, any of the Company's affiliates, directors or officers, or any associate of any such director or officer.

         The foregoing description of the transaction does not purport to be a complete description of all of the material terms of the transaction and is qualified in its entirety by reference to the documents that are referenced in this report.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

2.1 Purchase and Sale Agreement by and among VSS-GoldenState, LLC, GoldenState Towers, LLC, and Pinnacle Towers Acquisition LLC and for the limited purposes set forth therein VS&A Communications Partners III, L.P., dated September 29, 2004 (incorporated by reference to
         Exhibit 2.3 of the Company's Form 10-Q (No.
         001-32168) filed on November 9, 2004).*

       * Certain information omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  GLOBAL SIGNAL INC.
                                                     (Registrant)

                                                  /s/ Ronald G. Bizick, II
                                                  -------------------------
                                                  Ronald G. Bizick, II
                                                  Executive Vice President
                                                  of Corporate Development
                                                  and Operations

Date: November 18, 2004

                                 EXHIBIT INDEX

Exhibit
Number   Exhibit
------   -------

2.1 Purchase and Sale Agreement by and among VSS-GoldenState, LLC, GoldenState Towers, LLC, and Pinnacle Towers Acquisition LLC and for the limited purposes set forth therein VS&A Communications Partners III, L.P., dated September 29, 2004 (incorporated by reference to
         Exhibit 2.3 of the Company's Form 10-Q (No.
         001-32168) filed on November 9, 2004).*

       * Certain information omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.